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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 28, 1999


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-1, Mortgage Pass-Through Certificates, Series 1999-1).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     333-53861              95-4596514
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation                File Number         Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
           (Address of Principal                              (Zip Code)
            Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
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Item 5.  Other Events.

         On January 28, 1999, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1999-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of January 1, 1999, by and among the Company, CHL and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWMBS, INC.



                                                     By: /s/ Celia Coulter
                                                         Celia Coulter
                                                         Vice President



Dated:  February 5, 1999


                                 Exhibit Index



Exhibit                                                        Page

99.1.           Pooling and Servicing Agreement,
                dated as of January 1, 1999, by
                and among, the Company, CHL
                and the Trustee.                                  6